News Release
Tutor Perini Announces Proposed Offering of $400 Million of Senior Notes Due 2033
LOS ANGELES – (BUSINESS WIRE) – June 22, 2026 – Tutor Perini Corporation (NYSE: TPC) (the “Company”), a leading civil, building and specialty construction company, announced today that it is offering $400 million aggregate principal amount of senior notes due 2033 (the “Notes”) in a private offering. The Notes will be senior unsecured obligations of the Company and will be guaranteed by each of its wholly owned domestic subsidiaries that guarantee its revolving credit facility.
The Company intends to use the net proceeds from this offering, together with cash on hand, to redeem $400 million aggregate principal amount of its 11.875% Senior Notes due April 30, 2029 (the “2029 Notes”) and pay related premiums, accrued interest and fees and expenses associated with such redemption. The Company may temporarily invest amounts that are not immediately needed for these purposes in cash or cash equivalents or other short-term investments, including marketable securities.
The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on an exemption from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S under the Securities Act. The Notes and related guarantees have not been, and will not be, registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.
This press release does not constitute a redemption notice with respect to the 2029 Notes and shall not constitute an offer to sell or the solicitation of an offer to buy the Notes and the related guarantees, nor shall there be any sale of the Notes and the related guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the Notes and related guarantees will be made only by means of a private offering circular.

About Tutor Perini Corporation

Tutor Perini Corporation is a leading civil, building and specialty construction company offering diversified general contracting and design-build services to private customers and public agencies throughout the world. We have provided construction services since 1894 and have established a strong reputation within our markets by executing large, complex projects on time and within budget while adhering to strict safety and quality control measures. We offer general contracting, pre-construction planning and comprehensive project management services, and have strong expertise in delivering design-bid-build, design-build, construction management, and public-private partnership (P3) projects. We often self-perform multiple project components, including earthwork, excavation, concrete forming and placement, steel erection, electrical, mechanical, plumbing, heating, ventilation and air conditioning (HVAC), and fire protection.

Note Regarding Forward-Looking Statements
The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: this offering of the Notes may not be consummated on the terms described herein or at all, and we may not redeem the 2029 Notes; revisions of estimates of contract risks, revenue or costs; unfavorable outcomes of existing or future litigation or dispute resolution proceedings against us or customers (project owners, developers, general contractors, etc.), subcontractors or suppliers, as well as failure to promptly recover significant working capital invested in projects subject to such matters; contract requirements to perform extra work beyond the initial project scope, which has and in the future could result in disputes or claims and adversely affect our working capital, profits and cash flows; economic factors, such as inflation, tariffs, the timing of new awards, or the pace of project execution, which have resulted and may continue to result in losses or lower than anticipated profit; risks and other uncertainties associated with estimates and assumptions used to prepare our financial statements; a significant slowdown or decline in economic conditions, such as those presented during a recession; failure to meet contractual schedule requirements, which could result in higher costs and reduced profits or, in some cases, exposure to financial liability for liquidated damages and/or damages to customers, as well as damage to our reputation; decreases or delays in the level of federal, state and local government spending for infrastructure and other public projects; possible systems and information technology interruptions and breaches in data security and/or privacy; the impact of inclement weather conditions, disasters and other catastrophic events outside of our control; risks related to government contracts (including government shutdowns and funding considerations) and related procurement regulations; risks related to our international operations, such as uncertainty of U.S. government funding, as well as economic, political, regulatory and other risks, including risks of loss due to acts of war, labor conditions and other unforeseeable events in countries where we do business, which could adversely affect our revenue and earnings; inability to attract and retain our key officers, and to adequately plan for their succession, and hire and retain personnel required to execute and perform on our contracts; failure of our joint venture partners to perform their venture obligations, which could impose additional financial and performance obligations on us, resulting in reduced profits or losses and/or reputational harm; client cancellations of, delays in, or reductions in scope under contracts reported in our backlog, as well as prospective project opportunities, including as a result of government-related mandates; increased competition and failure to secure new contracts; significant fluctuations in the market price of our common stock, which could result in substantial losses for shareholders and potentially subject us to securities litigation; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws; public health crises, such as COVID-19, have adversely impacted, and could in the future adversely impact, our business, financial condition and results of operations by, among other things, delaying the timing of project bids and/or awards and the timing of dispute resolutions and associated collections; we cannot guarantee the timing, amount, or payment of dividends on our common stock or that we will repurchase our common stock pursuant to our stock repurchase program; failure to meet our obligations under our debt agreements; downgrades in our credit ratings; the exertion of influence over the Company by our executive chairman due to his position and significant ownership interests; impairment of goodwill or other indefinite-lived intangible assets; physical and regulatory risks related to climate change; our ability to refinance our Senior Notes due 2029, including the timing and terms of a refinancing process, is subject to market and other conditions and may not be successful or may be completed on terms less favorable to the Company than currently anticipated; an inability to obtain bonding could have a negative impact on our operations and results; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed on February 26, 2026 and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Contact:
Tutor Perini Corporation
Jorge Casado, 818-362-8391
Senior Vice President, Investor Relations and Corporate Communications